Exhibit 99.1

IIOT-OXYS, Inc. CEO Discusses Corporate Evolution in Audio Interview with SmallCapVoice.com

AUSTIN, Texas (January 25, 2022) -- SmallCapVoice.com Inc. (“SCV”) announces the availability of a new interview with technology company IIOT-OXYS, Inc. (OTC Pink: ITOX) (“the Company”) to discuss its operations, recent milestones and outlook for 2022.

Speaking with SCV’s Stuart Smith, IIOT-OXYS, Inc. CEO Cliff Emmons describes the Company’s operations and use of machine learning and proprietary algorithms to provide actionable mission critical insights for clients in a wide range of industries. Despite headwinds of the COVID pandemic, IIOT-OXYS, Inc. was able to adjust its footing and hit key growth catalysts that support its core mission.

“When we take a look at what we've been able to accomplish in 2021, it's very foundational,” Emmons says. “This was the year we found the right financing partners to back the Company so that we could be fully positioned to grow. Secondly, … we have definitely been able to take the additional time that we've had since some foundational proof of concepts were created to further develop our algorithms, sharpen them up, and also use the results and develop them into excellent use cases that we can use as marketing collateral to go out and engage potential customers.”

The discussion also highlights the Company’s performance in 2021 and how its pivot into supply chains and smart manufacturing fits into future plans.

The full interview can be heard at: https://www.smallcapvoice.com/interview-iiot-oxys-itox/.

About IIOT-OXYS, Inc.

IIOT-OXYS, Inc. is a technology company at the intersection of IIoT (Industrial Internet of Things), AI (artificial intelligence) and machine learning, edge computing and manufacturing operations. We provide actionable mission-critical insights for the medical/pharmaceutical, manufacturing, agriculture, defense, structural health, and other industries. The IIOT-OXYS, Inc. edge computing open-source hardware and proprietary ML algorithms employ our Minimally Invasive Load Monitoring (MILM) technology to gather data and gain insights to monitor, scope, move from preventive to predictive maintenance, and even optimize development and manufacturing processes. For additional information visit www.oxyscorp.com

About SmallCapVoice.com

SmallCapVoice.com, Inc. is a recognized corporate investor relations firm, with clients nationwide, known for its ability to help emerging growth companies, small cap and micro-cap stocks build a following among retail and institutional investors. SmallCapVoice.com utilizes its stock newsletter to feature its daily stock picks, podcasts, as well as its clients' financial news releases. SmallCapVoice.com also offers individual investors all the tools they need to make informed decisions about the stocks in which they are interested. Tools like stock charts, stock alerts, and Company Information Sheets can assist with investing in stocks that are traded on the OTCMarkets. To learn more about SmallCapVoice.com and its services, please visit https://www.smallcapvoice.com/small-cap-stock-otc-investor-relations-financial-public-relations/.

Socialize with SmallCapVoice and their clients at

Facebook: https://www.facebook.com/SmallCapVoice/

Twitter: https://twitter.com/smallcapvoice

Instagram: https://www.instagram.com/smallcapvoice/

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Forward Looking Statements:

This press release and the offering materials may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. Forward-looking statements are neither historical facts nor assurances of future performance. They are based on the current beliefs of, assumptions made by, and information currently available to the company's management regarding the future of the company's business, future plans and strategies, anticipated events and trends, the economy and other future conditions. When used in the offering materials, the words "aim," "estimate," "project," "believe," "anticipate," "intend," "envision," "estimate," "expect," "future," "goal," "hope," "likely," "may," "plan," "potential," "seek," "should," "strategy," "will" and similar references to future periods are intended to identify forward-looking statements, which constitute forward looking statements. These statements reflect management's current views with respect to future events and are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict (many of which are outside of the company's control) and could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements concerning the company, the offering or other matters, are expressly qualified in their entirety by the cautionary statements above. The company does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

Contact Information:

IIOT-OXYS, Inc.

Clifford L. Emmons, CEO
Contact@oxyscorp.com

SmallCapVoice.com

Stuart T. Smith

512-267-2430

Info@SmallCapVoice.com

Source: SmallCapVoice.com

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